Exhibit 21
Subsidiaries

Name	Jurisdiction of Organization	Nature of Equity Interests
ACQUIPORT WINCHESTER LLC	DE	Limited Liability Company
ATL FAIRBURN JV, LLC	DE	Limited Liability Company
ETNA PARK 70 EAST, LLC	DE	Limited Liability Company
ETNA PARK 70 EAST, LLC	DE	Limited Liability Company
ETNA PARK 70, LLC	DE	Limited Liability Company
HANCOCK 13 RRL, LLC	DE	Limited Liability Company
HANCOCK 14 RRL, LLC	DE	Limited Liability Company
LEGACYPARK DISTRIBUTION NO. 2, LLC	DE	Limited Liability Company
LEGACYPARK DISTRIBUTION NO. 3, LLC	DE	Limited Liability Company
LEX 1860 WALCUTT LLC	DE	Limited Liability Company
LEX 200 WALTON LLC	DE	Limited Liability Company
LEX 300 WALTON LLC	DE	Limited Liability Company
LEX 3751 CROSSROADS LC LLC	DE	Limited Liability Company
LEX 41 BARTOW LLC	DE	Limited Liability Company
LEX 51 BARTOW LLC	DE	Limited Liability Company
LEX 95 BARTOW LLC	DE	Limited Liability Company
LEX ATLANTA AP GP LLC	DE	Limited Liability Company
LEX ATLANTA AP L.P.	DE	Limited Partnership
LEX ATLANTA UCP GP LLC	DE	Limited Liability Company
LEX ATLANTA UCP L.P.	DE	Limited Partnership
LEX AV DUNCAN 1 LLC	DE	Limited Liability Company
LEX AV DUNCAN II LLC	DE	Limited Liability Company
LEX AV DUNCAN III LLC	DE	Limited Liability Company
LEX AV DUNCAN IV LLC	DE	Limited Liability Company
LEX BM GOODYEAR GP LLC	DE	Limited Liability Company
LEX BM GOODYEAR L.P.	DE	Limited Liability Company
LEX BYHALIA MC GP LLC	DE	Limited Liability Company
LEX BYHALIA MC L.P.	DE	Limited Partnership
LEX CANTON MS GP LLC	DE	Limited Liability Company
LEX CANTON MS L.P.	DE	Limited Partnership
LEX CARROLLTON GP LLC	DE	Limited Liability Company
LEX CARROLLTON L.P.	DE	Limited Partnership
LEX CHANDLER (3405 SMR) LLC	DE	Limited Liability Company
LEX CHESTER LLC	DE	Limited Liability Company
LEX CHILLICOTHE GP LLC	DE	Limited Liability Company
LEX CHILLICOTHE II GP LLC	DE	Limited Liability Company
LEX CHILLICOTHE II L.P.	DE	Limited Partnership
LEX CHILLICOTHE L.P.	DE	Limited Partnership
LEX CLEVELAND TN LLC	DE	Limited Liability Company
LEX COTTON 303 ACQUISITIONS LLC	DE	Limited Liability Company
LEX COTTON 303 I LLC	DE	Limited Liability Company
LEX COTTON 303 I MANAGER LLC	DE	Limited Liability Company

Exhibit 21

LEX COTTON 303, LLC	DE	Limited Liability Company
LEX DALLAS GP LLC	DE	Limited Liability Company
LEX DALLAS L.P.	DE	Limited Partnership
LEX EDWARDSVILLE GP II LLC	DE	Limited Liability Company
LEX EDWARDSVILLE GP LLC	DE	Limited Liability Company
LEX EDWARDSVILLE II L.P.	DE	Limited Partnership
LEX EDWARDSVILLE L.P.	DE	Limited Partnership
LEX FAIRBURN, LLC (TO BE DISSOLVED)	DE	Limited Liability Company
LEX GOODYEAR (17510 WTR) LLC	DE	Limited Liability Company
LEX GOODYEAR GP LLC	DE	Limited Liability Company
LEX GOODYEAR II GP LLC	DE	Limited Liability Company
LEX GOODYEAR II L.P.	DE	Limited Partnership
LEX GOODYEAR L.P.	DE	Limited Partnership
LEX GP HOLDING LLC	DE	Limited Liability Company
LEX GP-1 TRUST	DE	Statutory Trust
LEX GRAND PRAIRIE GP LLC	DE	Limited Liability Company
LEX GRAND PRAIRIE L.P.	DE	Limited Partnership
LEX GREER 7820 LLC	DE	Limited Liability Company
LEX GREER 7870 LLC	DE	Limited Liability Company
LEX GREER GP LLC	DE	Limited Liability Company
LEX GREER L.P.	DE	Limited Partnership
LEX HANCOCK 13 LLC	DE	Limited Liability Company
LEX HANCOCK 13 MANAGER LLC	DE	Limited Liability Company
LEX HANCOCK 14 LLC	DE	Limited Liability Company
LEX HANCOCK 14 MANAGER LLC	DE	Limited Liability Company
LEX HOUSTON 4100 GP LLC	DE	Limited Liability Company
LEX HOUSTON 4100 L.P.	DE	Limited Partnership
LEX HOUSTON 4600 GP LLC	DE	Limited Liability Company
LEX HOUSTON 4600 L.P.	DE	Limited Partnership
LEX HOUSTON 9701 GP LLC	DE	Limited Liability Company
LEX HOUSTON 9701 L.P.	DE	Limited Partnership
LEX HOUSTON GP LLC	DE	Limited Liability Company
LEX HOUSTON L.P.	DE	Limited Partnership
LEX HUTCHINS GP LLC	DE	Limited Liability Company
LEX HUTCHINS L.P.	DE	Limited Partnership
LEX JACKSON GP LLC	DE	Limited Liability Company
LEX KANSAS CITY GP LLC	DE	Limited Liability Company
LEX KANSAS CITY L.P.	DE	Limited Partnership
LEX LAFAYETTE GP LLC	DE	Limited Liability Company
LEX LAFAYETTE L.P.	DE	Limited Partnership
LEX LAKELAND 2451 LLC	DE	Limited Liability Company
LEX LAKELAND LLC	DE	Limited Liability Company
LEX LANCASTER GP LLC	DE	Limited Liability Company
LEX LANCASTER L.P	DE	Limited Partnership
LEX LANCASTER PARK 20 GP LLC	DE	Limited Liability Company

Exhibit 21

LEX LANCASTER PARK 20 L.P.	DE	Limited Partnership
LEX LEBANON GP LLC	DE	Limited Liability Company
LEX LEBANON L.P.	DE	Limited Partnership
LEX LEWISBURG LLC	DE	Limited Liability Company
LEX LP-1 TRUST	DE	Statutory Trust
LEX MFG SPRINGING MEMBER LLC	DE	Limited Liability Company
LEX MINOOKA I LLC	DE	Limited Liability Company
LEX MINOOKA II LLC	DE	Limited Liability Company
LEX MINOOKA III LLC	DE	Limited Liability Company
LEX MISSOURI CITY GP LLC	DE	Limited Liability Company
LEX MISSOURI CITY L.P.	DE	Limited Partnership
LEX MORGAN LAKES LLC	DE	Limited Liability Company
LEX NORTHLAKE 17505 GP LLC	DE	Limited Liability Company
LEX NORTHLAKE 17505 L.P.	DE	Limited Partnership
LEX NORTHLAKE GP LLC	DE	Limited Liability Company
LEX NORTHLAKE L.P.	DE	Limited Partnership
LEX OB HB GP LLC	DE	Limited Liability Company
LEX OB HB L.P.	DE	Limited Partnership
LEX OB SEP GP LLC	DE	Limited Liability Company
LEX OB SEP L.P.	DE	Limited Partnership
LEX OCALA 44 LLC	DE	Limited Liability Company
LEX OCALA 44 MANAGER LLC	DE	Limited Liability Company
LEX OCALA LLC	DE	Limited Liability Company
LEX PASADENA GP LLC	DE	Limited Liability Company
LEX PASADENA II GP LLC	DE	Limited Liability Company
LEX PASADENA II L.P.	DE	Limited Partnership
LEX PASADENA L.P.	DE	Limited Partnership
LEX PHOENIX ASSOC LLC	DE	Limited Liability Company
LEX PIEDMONT 1031 LLC	DE	Limited Liability Company
LEX PIEDMONT LLC*	DE	Limited Liability Company
LEX PLC 1 PHOENIX LLC	DE	Limited Liability Company
LEX PLC 2 PHOENIX LLC	DE	Limited Liability Company
LEX PN CINCY I LLC	DE	Limited Liability Company
LEX PN CINCY II LLC	DE	Limited Liability Company
LEX PN CINCY III LLC	DE	Limited Liability Company
LEX PN CINCY IV LLC	DE	Limited Liability Company
LEX RANTOUL GP LLC	DE	Limited Liability Company
LEX RANTOUL L.P.	DE	Limited Partnership
LEX REEMS & OLIVE I LLC	DE	Limited Liability Company
LEX REEMS & OLIVE I Manager LLC	DE	Limited Liability Company
LEX REEMS & OLIVE, LLC	DE	Limited Liability Company
LEX RICKENBACKER LLC	DE	Limited Liability Company
LEX RUSKIN FL LLC	DE	Limited Liability Company
LEX SAN AN GP LLC	DE	Limited Liability Company
LEX SAN AN L.P.	DE	Limited Partnership

Exhibit 21

LEX SAVANNAH (1004 TCP) LLC	DE	Limited Liability Company
LEX SAVANNAH DF I GP LLC	DE	Limited Liability Company
LEX SAVANNAH DF I L.P.	DE	Limited Partnership
LEX SAVANNAH DF II GP LLC	DE	Limited Liability Company
LEX SAVANNAH DF II L.P.	DE	Limited Partnership
LEX SMYRNA GP LLC	DE	Limited Liability Company
LEX SPARTANBURG (1021 TLD) 1031 LLC	DE	Limited Liability Company
LEX SPARTANBURG (1021 TLD) LLC	DE	Limited Liability Company
LEX SPARTANBURG GP LLC	DE	Limited Liability Company
LEX SPARTANBURG L.P.	DE	Limited Partnership
LEX SPARTANBURG SF LLC	DE	Limited Liability Company
LEX SPARTANBURG SF MANAGER LLC	DE	Limited Liability Company
LEX SUNCAP HP GP LLC	DE	Limited Liability Company
LEX SUNCAP HP L.P.***	DE	Limited Partnership
LEX TOLLESON GP LLC	DE	Limited Liability Company
LEX TOLLESON L.P.	DE	Limited Partnership
LEX WESTRIDGE PKWY GP LLC	DE	Limited Liability Company
LEX WESTRIDGE PKWY II GP LLC	DE	Limited Liability Company
LEX WESTRIDGE PKWY II L.P.	DE	Limited Partnership
LEX WESTRIDGE PKWY L.P.	DE	Limited Partnership
LEX WHITELAND 180 LLC	DE	Limited Liability Company
LEX WHITELAND 19 LLC	DE	Limited Liability Company
LEX WHITELAND 76 LLC	DE	Limited Liability Company
LEX WHITESTOWN 4600 AWD LLC	DE	Limited Liability Company
LEX WHITESTOWN 4900 AWD LLC	DE	Limited Liability Company
LEX WHITESTOWN GP LLC	DE	Limited Liability Company
LEX WHITESTOWN L.P.	DE	Limited Partnership
LEX WINCHESTER GP LLC	DE	Limited Liability Company
LEX WINCHESTER II LLC	DE	Limited Liability Company
LEX WINCHESTER L.P.	DE	Limited Partnership
LEXINGTON ANTIOCH LLC	DE	Limited Liability Company
LEXINGTON BRISTOL GP LLC	DE	Limited Liability Company
LEXINGTON BRISTOL L.P.	DE	Limited Partnership
LEXINGTON DISSOLVED LLC	DE	Limited Liability Company
LEXINGTON DUNCAN II GP LLC	DE	Limited Liability Company
LEXINGTON DUNCAN II L.P.	DE	Limited Partnership
LEXINGTON FORT MILL II LLC	DE	Limited Liability Company
LEXINGTON FORT MILL LLC	DE	Limited Liability Company
LEXINGTON MARSHALL MS GP LLC	DE	Limited Liability Company
LEXINGTON MARSHALL MS L.P.	DE	Limited Partnership
LEXINGTON MILLINGTON LLC	DE	Limited Liability Company
LEXINGTON MINNEAPOLIS LLC	DE	Limited Liability Company
LEXINGTON OC 200 LLC	DE	Limited Liability Company
LEXINGTON OC LLC	DE	Limited Liability Company
LEXINGTON REALTY ADVISORS, INC.	DE	Corporation

Exhibit 21

LEXINGTON SHELBY GP LLC	DE	Limited Liability Company
LEXINGTON SHELBY L.P.	DE	Limited Partnership
LEXINGTON STREETSBORO LLC	DE	Limited Liability Company
LEXINGTON TAMPA GP LLC	DE	Limited Liability Company
LEXINGTON TAMPA L.P.	DE	Limited Partnership
LEXINGTON TNI ERWIN L.P.	DE	Limited Partnership
LEXINGTON TNI ERWIN MANAGER LLC	DE	Limited Liability Company
LEX-SPRINGING MEMBER LLC	DE	Limited Liability Company
LMLP GP LLC	DE	Limited Liability Company
LOMBARD STREET LOTS, LLC	MD	Limited Liability Company
LRA COTTON 303 I LLC	DE	Limited Liability Company
LRA FAIRBURN, LLC	DE	Limited Liability Company
LRA HANCOCK 13 LLC	DE	Limited Liability Company
LRA HANCOCK 14 LLC	DE	Limited Liability Company
LRA MANAGER CORP.	DE	Corporation
LRA MANAGER LLC	DE	Limited Liability Company
LRA OCALA 44 LLC	DE	Limited Liability Company
LRA REEMS & OLIVE I LLC	DE	Limited Liability Company
LRA SPARTANBURG SF LLC	DE	Limited Liability Company
LRA TEXAS GENERAL PARTNER LLC	DE	Limited Liability Company
LRA TEXAS L.P.	DE	Limited Partnership
LXP CAPITAL TRUST I	DE	Statutory Trust
LXP MANAGER CORP.	DE	Corporation
LXP MFG C GP LLC	DE	Limited Liability Company
LXP MFG C L.P.	DE	Limited Partnership
LXPDK GP LLC	DE	Limited Liability Company
LXPDK II GP LLC	DE	Limited Liability Company
MORGAN LAKES INDUSTRIAL IX, LLC	GA	Limited Liability Company
NET LEASE STRATEGIC ASSETS FUND L.P.	DE	Limited Partnership
NEWKIRK GP LLC	DE	Limited Liability Company
NEWKIRK ORPER GP LLC	DE	Limited Liability Company
NEWKIRK ORPER L.P.	DE	Limited Partnership
NEWKIRK WALANDO GP LLC	DE	Limited Liability Company
NEWKIRK WALANDO L.P.	DE	Limited Partnership
NK-GLENWILLOW PROPERTY LLC	DE	Limited Liability Company
NK-LOMBARD STREET MANAGER LLC	DE	Limited Liability Company
NK-ROCKFORD PROPERTY LLC	DE	Limited Liability Company
NK-STATESVILLE PROPERTY L.P.	DE	Limited Partnership
NK-STATESVILLE PROPERTY MANAGER LLC	DE	Limited Liability Company
NLSAF LP1 LLC	DE	Limited Liability Company
NNN MFG COLD JV L.P.	DE	Limited Partnership
NNN OFFICE JV L.P.	DE	Limited Partnership
OCALA 44 RRL, LLC	DE	Limited Liability Company
PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP	DE	Limited Partnership
RAZAR MANAGER LLC	CT	Limited Liability Company

Exhibit 21

SPARTANBURG SF RRL, LLC	DE	Limited Liability Company
THE CUBES AT ETNA 70 BUILDING D LLC	DE	Limited Liability Company
THE CUBES AT ETNA 70 BUILDING E, LLC	DE	Limited Liability Company
UHA LP2 LLC	DE	Limited Liability Company
XEL-EP 70 BUILDING D REIT LLC	DE	Limited Liability Company
XEL-EP 70 BUILDING E REIT LLC	DE	Limited Liability Company
XEL-EP 70 BUILDING E TRS LLC	DE	Limited Liability Company
XEL-EP 70 EAST REIT LLC	DE	Limited Liability Company
XEL-EP 70 EAST TRS LLC	DE	Limited Liability Company
XEL-EP 70 REIT LLC	DE	Limited Liability Company
XEL-EP 70 TRS LLC	DE	Limited Liability Company